UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 31,  2008
                                                 -------------------------------
                              Energy Recovery, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                0001421517                    01-0616867
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)           File Number)               Identification No.)

      1908 Doolittle Dr. San Leandro, CA                          94577
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  510-483-7370
                                                  ------------------------------
                                       N/A

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective October 31, 2008, Mr. James Medanich resigned from his position on the Energy Recovery, Inc. ("company") board of directors. Mr. Medanich was also a member of the Audit Committee. The Company plans to replace his former seat in the very near future.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

99.1     Copy of letter of resignation dated October 28, 2008

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ENERGY RECOVERY, INC.
                                         ---------------------
                                         (Registrant)

Date: 10/31/2008
      --------------

                                          /s/ Thomas Willardson
                                         ---------------------------
                                         Thomas Willardson
                                         (Chief Financial Officer)